EXHIBIT 99.1

MKS Instruments Reports Third Quarter 2023 Financial Results

•
Revenue of $932 million, in-line with the midpoint of guidance
•
GAAP gross margin of 45.7% and Non-GAAP gross margin of 47.1%, above the high-end of guidance
•
GAAP operating margin of 12.6% and Non-GAAP operating margin of 21.8%, above the high-end of guidance
•
GAAP net income per diluted share of $0.58 and Non-GAAP net earnings per diluted share of $1.46, above the high-end of guidance
•
Operating cash flow of $160 million and free cash flow of $142 million

Andover, MA, November 1, 2023 -- MKS Instruments, Inc. (NASDAQ: MKSI), a global provider of enabling technologies that transform our world, today reported third quarter 2023 financial results.

“We executed well in delivering strong profitability in the third quarter, despite a muted demand environment across our end markets,” said John T.C. Lee, President and Chief Executive Officer.

Mr. Lee added, “We are actively engaged with customers across a broad range of technology inflections, and our unique capabilities to address next-generation device designs position us well to emerge from the current downturn in a stronger position with a stronger product portfolio.”

“We have a long history of managing our business through cycles, and the third quarter was no exception, as disciplined cost management along with favorable product mix enabled us to exceed the high-end of our guidance for Non-GAAP gross and operating margins in the third quarter,” said Seth H. Bagshaw, Executive Vice President and Chief Financial Officer. “In October, we successfully repriced our USD Term Loan B and made a voluntary prepayment of $100 million on our Term Loan A, demonstrating our commitment to optimizing our capital structure.”

Fourth Quarter 2023 Outlook

For the fourth quarter of 2023, the Company expects revenue of $840 million, plus or minus $40 million, Adjusted EBITDA of $185 million, plus or minus $20 million, and Non-GAAP net earnings per diluted share of $0.85, plus or minus $0.27.

Conference Call Details

A conference call with management will be held on Thursday, November 2, 2023 at 8:00 a.m. (Eastern Time). To participate in the call by phone, participants should visit the Investor Relations section of MKS’ website at investor.mks.com and click on Events & Presentations, where you will be able to register online and receive dial-in details. We encourage participants to register and dial in to the conference call at least 15 minutes before the start of the call to ensure a timely connection. A live and archived webcast and related presentation materials will be available on the Investor Relations section of the MKS website.

About MKS Instruments

MKS Instruments enables technologies that transform our world. We deliver foundational technology solutions to leading edge semiconductor manufacturing, electronics and packaging, and specialty industrial applications. We apply our broad science and engineering capabilities to create instruments, subsystems, systems, process control solutions and specialty chemicals technology that improve process performance, optimize productivity and enable unique innovations for many of the world's leading technology and industrial companies. Our solutions are critical to addressing the challenges of miniaturization and complexity in advanced device manufacturing by enabling increased power, speed, feature enhancement, and optimized connectivity. Our solutions are also critical to addressing ever-increasing performance requirements across a wide array of specialty industrial applications. Additional information can be found at www.mks.com.

Use of Non-GAAP Financial Results

This press release includes financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported results under U.S. generally accepted accounting principles (“GAAP”), and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results.

MKS is not providing a quantitative reconciliation of forward-looking Non-GAAP net earnings per diluted share and Adjusted EBITDA to their most directly comparable GAAP financial measures because it is unable to estimate with reasonable certainty the ultimate timing or amount of certain significant items without unreasonable efforts. These items include, but are not limited to, acquisition and integration costs, amortization of intangible assets, ransomware remediation costs, restructuring and other expense, goodwill and intangible asset impairments or other asset impairments, debt refinancing, prepayments of term loan principal, and the income tax effect of these items. These items are uncertain, depend on various factors, including, but not limited to, our acquisition of Atotech Limited (“Atotech”) in August 2022 (the “Atotech Acquisition”), the timing of ransomware remediation, and the interest rate and refinancing environment, and could have a material impact on GAAP reported results for the relevant period.

For further information regarding these Non-GAAP financial measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our GAAP results and the “Notes on Our Non-GAAP Financial Information” at the end of this press release.

Selected GAAP and Non-GAAP Financial Measures

(In millions, except per share data)

				Year to Date
	Q3 2023	Q2 2023	Q3 2022	Q3 2023	Q3 2022
Net Revenues
Semiconductor	$367	$440	$535	$1,117	$1,538
Electronics and Packaging	243	225	166	691	275
Specialty Industrial	322	338	253	922	648
Total net revenues	$932	$1,003	$954	$2,730	$2,461
GAAP Financial Measures
Gross margin	45.7%	46.9%	40.8%	45.1%	43.1%
Operating margin	12.6%	(169.1%)	12.4%	(57.8%)	18.4%
Net income (loss)	$39	$(1,769)	$6	$(1,772)	$279
Diluted income (loss) per share	$0.58	$(26.47)	$0.09	$(26.53)	$4.84
Non-GAAP Financial Measures
Gross margin	47.1%	46.9%	44.9%	45.6%	44.7%
Operating margin	21.8%	22.6%	25.1%	19.3%	24.9%
Net earnings	$98	$88	$167	$218	$464
Diluted earnings per share	$1.46	$1.32	$2.74	$3.25	$8.05

Additional Financial Information

At September 30, 2023, the Company had $860 million in cash and short-term investments, $5.0 billion of secured term loan principal outstanding, and up to $500 million of additional borrowing capacity under a revolving credit facility, subject to certain leverage ratio requirements. During the third quarter of 2023, the Company paid a cash dividend of $15 million or $0.22 per diluted share.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the future financial performance, business prospects and growth of MKS Instruments, Inc. (“MKS”, the “Company”, “our”, or “we”). These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements that we make are the need to generate sufficient cash flows to service and repay the substantial indebtedness we incurred in connection with the Atotech Acquisition; the terms of our existing credit facilities under which we incurred such debt; our entry into the chemicals technology business through the Atotech Acquisition, in which we do not have experience and which may expose us to significant additional liabilities; the risk that we are unable to integrate the Atotech Acquisition successfully or realize the anticipated synergies, cost savings and other benefits of the Atotech Acquisition; the ongoing assessment of the ransomware incident we identified on February 3, 2023, including legal, reputational, financial and contractual risks resulting from the incident, and other risks related to cybersecurity, data privacy and intellectual property; competition from larger, more advanced or more established companies in our markets; the ability to successfully grow our business and the businesses of Atotech and Electro Scientific Industries, Inc., which we acquired in February 2019, and financial risks associated with those and potential future acquisitions, including goodwill and intangible asset impairments; manufacturing and sourcing risks, including those associated with limited and sole source suppliers and the impact and duration of supply chain disruptions, component shortages, and price increases; changes in global demand and the impact of COVID-19 or any other pandemic, including with respect to such supply chain disruptions, component shortages and price increases; risks associated with doing business internationally, including geopolitical conflicts, trade compliance, regulatory restrictions on our products, components or markets, particularly the semiconductor market, and unfavorable currency exchange and tax rate fluctuations, which risks become more significant as we grow our business internationally and in China specifically; conditions affecting the markets in which we operate, including fluctuations in capital spending in the semiconductor, electronics manufacturing and automotive industries, and fluctuations in sales to our major customers; disruptions or delays from third-party service providers upon which our operations may rely; the ability to anticipate and meet customer demand; the challenges, risks and costs involved with integrating or transitioning local and international operations of the companies we have acquired; risks associated with the attraction and retention of key personnel; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; risks associated with chemical manufacturing and environmental regulation compliance; risks related to defective products; financial and legal risk management; and the other important factors described in MKS’ Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Reports on Form 10-Q, as filed with the U.S. Securities and Exchange Commission. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release. Amounts reported in this press release are preliminary and subject to finalization prior to the filing of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

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Company Contact:

David Ryzhik

Vice President, Investor Relations

Telephone: (978) 557-5180

Email: david.ryzhik@mksinst.com

MKS Instruments, Inc.

Unaudited Consolidated Statements of Operations

(In millions, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Net revenues:
Products	$818	$885	$841	$2,416	$2,153
Services	114	118	113	314	308
Total net revenues	932	1,003	954	2,730	2,461
Cost of revenues:
Products	446	470	506	1,326	1,243
Services	60	63	58	173	156
Total cost of revenues (exclusive of amortization shown separately below)	506	533	564	1,499	1,399
Gross profit	426	470	390	1,231	1,062
Research and development	71	75	63	218	168
Selling, general and administrative	167	172	126	514	319
Acquisition and integration costs	3	5	31	14	41
Restructuring	1	11	5	13	10
Amortization of intangible assets	68	76	47	225	77
Goodwill and intangible asset impairments	—	1,827	—	1,827	—
Gain on sale of long-lived assets	(2)	—	—	(2)	(7)
Income (loss) from operations	118	(1,696)	118	(1,578)	454
Interest income	(4)	(4)	(1)	(10)	(2)
Interest expense	93	88	80	266	93
Other expense (income), net	7	11	(1)	14	(4)
Income (loss) before income taxes	22	(1,791)	40	(1,848)	367
(Benefit) provision for income taxes	(17)	(22)	34	(76)	88
Net income (loss)	$39	$(1,769)	$6	$(1,772)	$279
Net income (loss) per share:
Basic	$0.59	$(26.47)	$0.09	$(26.53)	$4.85
Diluted	$0.58	$(26.47)	$0.09	$(26.53)	$4.84
Cash dividend per common share	$0.22	$0.22	$0.22	$0.66	$0.66
Weighted average shares outstanding:
Basic	66.9	66.8	61.0	66.8	57.4
Diluted	67.1	66.8	61.1	66.8	57.6

MKS Instruments, Inc.

Unaudited Consolidated Balance Sheet

(In millions)

	September 30,	December 31,
	2023	2022
ASSETS
Cash and cash equivalents	$859	$909
Short-term investments	1	1
Accounts receivable, net	618	720
Inventories	1,009	977
Other current assets	288	187
Total current assets	2,775	2,794
Property, plant and equipment, net	761	800
Right-of-use assets, net	227	234
Goodwill	2,540	4,308
Intangible assets, net	2,614	3,173
Other assets	223	186
Total assets	$9,140	$11,495

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt	$87	$93
Accounts payable	309	426
Other current liabilities	442	433
Total current liabilities	838	952
Long-term debt, net	4,787	4,834
Non-current deferred taxes	595	783
Non-current accrued compensation	139	138
Non-current lease liabilities	208	215
Other liabilities	97	90
Total liabilities	6,664	7,012
Stockholders' equity
Common stock	—	—
Additional paid-in capital	2,180	2,142
Retained earnings	455	2,272
Accumulated other comprehensive (loss) income	(159)	69
Total stockholders' equity	2,476	4,483
Total liabilities and stockholders' equity	$9,140	$11,495

MKS Instruments, Inc.

Unaudited Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Cash flows from operating activities:
Net income (loss)	$39	$(1,769)	$6	$(1,772)	$279
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	93	101	64	301	120
Amortization of inventory step-up adjustment to fair value	—	—	39	—	39
Goodwill and intangible asset impairments	—	1,827	—	1,827	—
Unrealized loss (gain) on derivatives not designated as hedging instruments	3	6	(1)	23	6
Amortization of debt issuance costs and original issue discounts	8	7	46	23	46
Gain on sale of long-lived assets	(2)	—	—	(2)	(7)
Stock-based compensation	13	13	10	43	31
Provision for excess and obsolete inventory	24	12	3	54	10
Deferred income taxes	(53)	(109)	6	(173)	4
Other	3	1	1	4	3
Changes in operating assets and liabilities, net of acquired assets and liabilities	32	(148)	25	(190)	(186)
Net cash provided by (used in) operating activities	160	(59)	199	138	345
Cash flows from investing activities:
Acquisition of business, net of cash acquired	—	—	(4,473)	—	(4,473)
Purchases of investments	—	—	—	—	(1)
Maturities of investments	—	—	—	—	76
Proceeds from sale of long-lived assets	2	—	—	3	7
Purchases of property, plant and equipment	(18)	(18)	(26)	(53)	(109)
Net cash used in investing activities	(16)	(18)	(4,499)	(50)	(4,500)
Cash flows from financing activities:
Proceeds from borrowings	—	—	4,979	1	4,985
Payments of borrowings	(22)	(22)	(826)	(67)	(835)
Dividend payments	(15)	(15)	(13)	(44)	(37)
Net (payments) proceeds related to employee stock awards	(1)	1	—	(5)	(5)
Other financing activities	(1)	1	—	(1)	—
Net cash (used in) provided by financing activities	(39)	(35)	4,140	(116)	4,108
Effect of exchange rate changes on cash and cash equivalents	(3)	(11)	(21)	(22)	(35)
Increase (decrease) in cash and cash equivalents	102	(123)	(181)	(50)	(82)
Cash and cash equivalents at beginning of period	757	880	1,065	909	966
Cash and cash equivalents at end of period	$859	$757	$884	$859	$884

The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:

MKS Instruments, Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Net income (loss)	$39	$(1,769)	$6	$(1,772)	$279
Excess and obsolete charge from discontinued product line (Note 1)	13	—	—	13	—
Acquisition inventory step-up (Note 2)	—	—	39	—	39
Acquisition and integration costs (Note 3)	3	5	31	14	41
Restructuring (Note 4)	1	11	5	13	10
Amortization of intangible assets	68	76	47	225	77
Goodwill and intangible asset impairments (Note 5)	—	1,827	—	1,827	—
Gain on sale of long-lived assets (Note 6)	(2)	—	—	(2)	(7)
Amortization of debt issuance costs (Note 7)	6	5	43	17	43
Ransomware incident (Note 8)	2	4	—	14	—
Currency hedge gain (Note 9)	—	—	—	—	(5)
Reversal of indefinite reinvestment assertion (Note 10)	—	—	30	—	30
Tax effect of Non-GAAP adjustments (Note 11)	(32)	(72)	(34)	(131)	(43)
Non-GAAP net earnings	$98	$88	$167	$218	$464
Non-GAAP net earnings per diluted share	$1.46	$1.32	$2.74	$3.25	$8.05
Weighted average diluted shares outstanding	67.1	67.0	61.1	66.8	57.6

Net cash provided by (used in) operating activities	$160	$(59)	$199	$138	$345
Purchases of property, plant and equipment	(18)	(18)	(26)	(53)	(109)
Free cash flow	$142	$(77)	$173	$85	$236

MKS Instruments, Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Gross profit	$426	$470	$390	$1,231	$1,062
GAAP gross margin	45.7%	46.9%	40.8%	45.1%	43.1%
Excess and obsolete charge from discontinued product line (Note 1)	13	—	—	13	—
Acquisition inventory step-up (Note 2)	—	—	39	—	39
Non-GAAP gross profit	$439	$470	$429	$1,244	$1,101
Non-GAAP gross margin	47.1%	46.9%	44.9%	45.6%	44.7%
Operating expenses	$308	$2,166	$272	$2,809	$608
Acquisition and integration costs (Note 3)	3	5	31	14	41
Restructuring (Note 4)	1	11	5	13	10
Goodwill and intangible asset impairments (Note 5)	—	1,827	—	1,827	—
Ransomware incident (Note 8)	2	4	—	14	—
Gain on sale of long-lived assets (Note 6)	(2)	—	—	(2)	(7)
Amortization of intangible assets	68	76	47	225	77
Non-GAAP operating expenses	$236	$243	$189	$718	$487
Income (loss) from operations	$118	$(1,696)	$118	$(1,578)	$454
Operating margin	12.6%	(169.1%)	12.4%	(57.8%)	18.4%
Excess and obsolete charge from discontinued product line (Note 1)	13	—	—	13	—
Acquisition inventory step-up (Note 2)	—	—	39	—	39
Acquisition and integration costs (Note 3)	3	5	31	14	41
Restructuring (Note 4)	1	11	5	13	10
Goodwill and intangible asset impairments (Note 5)	—	1,827	—	1,827	—
Ransomware incident (Note 8)	2	4	—	14	—
Gain on sale of long-lived assets (Note 6)	(2)	—	—	(2)	(7)
Amortization of intangible assets	68	76	47	225	77
Non-GAAP income from operations	$203	$227	$240	$526	$614
Non-GAAP operating margin	21.8%	22.6%	25.1%	19.3%	24.9%
Interest expense, net	89	84	79	256	91
Amortization of debt issuance costs (Note 7)	6	5	43	17	43
Non-GAAP interest expense, net	83	79	36	239	48
Net income (loss)	$39	$(1,769)	$6	$(1,772)	$279
Interest expense, net	89	84	79	256	91
(Benefit) provision for income taxes	(17)	(22)	34	(76)	88
Depreciation	25	25	17	76	43
Amortization of intangible assets	68	76	47	225	77
EBITDA	$205	$(1,606)	$183	$(1,291)	$578
Excess and obsolete charge from discontinued product line (Note 1)	13	—	—	13	—
Stock-based compensation	13	13	10	43	31
Acquisition inventory step-up (Note 2)	—	—	39	—	39
Acquisition and integration costs (Note 3)	3	5	31	14	41
Restructuring (Note 4)	1	11	5	13	10
Goodwill and intangible asset impairments (Note 5)	—	1,827	—	1,827	—
Ransomware incident (Note 8)	2	4	—	14	—
Gain on sale of long-lived assets (Note 6)	(2)	—	—	(2)	(7)
Currency hedge gain (Note 9)	—	—	—	—	(5)
Adjusted EBITDA	$235	$254	$268	$631	$687
Adjusted EBITDA margin	25.2%	25.3%	28.0%	23.1%	27.9%

MKS Instruments, Inc.

Reconciliation of GAAP Income Tax Rate to Non-GAAP Income Tax Rate

(In millions)

	Three Months Ended September 30, 2023			Three Months Ended June 30, 2023
	Income Before Income Taxes	(Benefit) Provision for Income Taxes	Effective Tax Rate	(Loss) Income Before Income Taxes	(Benefit) Provision for Income Taxes	Effective Tax Rate
GAAP	$22	$(17)	(75.3%)	$(1,791)	$(22)	1.2%
Excess and obsolete charge from discontinued product line (Note 1)	13	—		—	—
Acquisition and integration costs (Note 3)	3			5	—
Restructuring (Note 4)	1	—		11	—
Amortization of intangible assets	68	—		76	—
Goodwill and intangible asset impairments (Note 5)	—	—		1,827	—
Gain on sale of long-lived assets (Note 6)	(2)			—	—
Amortization of debt issuance costs (Note 7)	6	—		5	—
Ransomware incident (Note 8)	2	—		4	—
Tax effect of Non-GAAP adjustments (Note 11)	—	32		—	72
Non-GAAP	$114	$16	14.2%	$137	$49	35.5%

	Three Months Ended September 30, 2022
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$40	$34	85.5%
Acquisition and integration costs (Note 3)	31	—
Acquisition inventory step-up	39	—
Restructuring (Note 4)	5	—
Amortization of intangible assets	47	—
Amortization of debt issuance costs (Note 7)	43	—
Reversal of indefinite reinvestment assertion (Note 10)	—	(30)
Tax effect of Non-GAAP adjustments (Note 11)	—	34
Non-GAAP	$204	$37	18.0%

	Nine Months Ended September 30, 2023			Nine Months Ended September 30, 2022
	(Loss) Income Before Income Taxes	(Benefit) Provision for Income Taxes	Effective Tax Rate	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$(1,848)	$(76)	4.1%	$367	$88	24.1%
Excess and obsolete charge from discontinued product line (Note 1)	13	—		—	—
Acquisition inventory step-up (Note 2)	—	—		39	—
Acquisition and integration costs (Note 3)	14			41
Restructuring (Note 4)	13	—		10	—
Amortization of intangible assets	225	—		77	—
Goodwill and intangible asset impairments (Note 5)	1,827	—		—	—
Gain on sale of long-lived assets (Note 6)	(2)			(7)
Amortization of debt issuance costs (Note 7)	17	—		43	—
Ransomware incident (Note 8)	14	—		—	—
Currency hedge gain (Note 9)	—	—		(5)
Reversal of indefinite reinvestment assertion (Note 10)	—	—		—	(30)
Tax effect of Non-GAAP adjustments (Note 11)	—	131		—	43
Non-GAAP	$273	$55	20.1%	$565	$101	17.9%

MKS Instruments, Inc.
Notes on Our Non-GAAP Financial Information

Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported GAAP results, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Totals presented may not sum and percentages may not recalculate using figures presented due to rounding.

Note 1: We recorded an excess and obsolescence inventory charge related to a product line that is being discontinued.

Note 2: Costs of revenues during the three and nine months ended September 30, 2022 included the amortization from the step-up of inventory to fair value as a result of the Atotech Acquisition.

Note 3: Acquisition and integration costs primarily related to the Atotech Acquisition.

Note 4: Restructuring costs during the three months ended September 30, 2023 and June 30, 2023 and the nine months ended September 30, 2023 primarily related to severance costs due to global cost-saving initiatives. Restructuring costs during the three months ended September 30, 2022 primarily related to executive payments made in connection with the Atotech Acquisition. Restructuring costs during the nine months ended September 30, 2022 primarily related to executive payments made in connection with the Atotech Acquisition and severance costs due to a global cost-saving initiative and the closure of two facilities in Europe.

Note 5: During the three months ended June 30, 2023, we noted softer industry demand, particularly in the personal computer and smartphone markets and concluded there was a triggering event at our Materials Solutions Division, which represents the former Atotech business, and Equipment Solutions Business, which represents the former Electro Scientific Industries business and is a reporting unit of our Photonics Solutions Division. We performed a quantitative assessment which resulted in an impairment of $1.3 billion for our Materials Solutions Division and $0.5 billion for our Equipment Solutions Business.

Note 6: We recorded a gain on the sale of a minority interest investment in a private company.

Note 7: We recorded additional interest expense related to the amortization of debt issuance costs associated with our term loan facility.

Note 8: We recorded costs, net of recoveries, associated with the ransomware incident we identified on February 3, 2023. These costs were primarily comprised of various third-party consulting services, including forensic experts, restoration experts, legal counsel, and other information technology and accounting professional expenses, enhancements to our cybersecurity measures, and costs to restore our systems and access our data.

Note 9: We realized a gain from a euro currency contract used to hedge our financing in connection with the Atotech Acquisition. The contract expired on January 31, 2022.

Note 10: We no longer intend to indefinitely reinvest earnings of our foreign subsidiaries after the Atotech Acquisition. Additional income tax expense was recorded to reflect an estimate of withholding taxes that would be due on repatriation of prior period earnings.

Note 11: Non-GAAP adjustments are tax effected at applicable statutory rates resulting in a difference between the GAAP and Non-GAAP tax rates.